SCHEDULE 14A
                     SCHEDULE 14 INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant       [   ]

Filed by a Party other than the Registrant        [ X ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

Name of Registrant as Specified in Its Charter:

Columbia/HCA Healthcare Corporation

Name of Person(s) Filing Proxy Statement:

SEIU Pension Funds

Payment of Filing Fee (check the appropriate box)

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or

     14a-6(j) (2).

[X ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

_____________________________________________________________

     2) Aggregate number of securities to which transaction applies:

 _____________________________________________________________
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  (1)

 _____________________________________________________________

     4) Proposed maximum aggregate value of transaction:

 _____________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

        ____________________________

     2) Form, Schedule or Registration Statement No:

       ______________________________

     3) Filing Party: _________________________

     Date Filed: _______________________________

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                   PRELIMINARY PROXY STATEMENT

SHAREHOLDER SOLICITATION FOR INDEPENDENT CANDIDATES FOR
COLUMBIA/HCA BOARD OF DIRECTORS

Date sent to shareholders [est]:
April 6, 1998

ANNUAL STOCKHOLDERS MEETING
Columbia/HCA Healthcare Corporation
May 14, 1998
[Location Time]
Nashville TN

New Columbia Shareholder Committee
c/o SEIU Master Trust
1343 L Street
Washington, D.C. 20005
Tel. (202) 898-3394
Fax (202) 898-3309
email: newcolumbia@newcolumbia.com
website: www.newcolumbia.com

Dear Fellow Columbia/HCA Shareholder:

I.    ELECT HOWARD N. NEWMAN AND STEVEN M. H. WALLMAN TO THE
      BOARD OF DIRECTORS

      We urge you to vote for two independent candidates for the Columbia/HCA board of directors: Steven M. H. Wallman (former member of the Securities & Exchange Commission), and Howard N. Newman (former head of the Medicare and Medicaid programs).

      These candidates have not been nominated by the incumbent board.

CANDIDATE STEVEN M.H. WALLMAN

      Wallman, 44, served on the Securities and Exchange Commission from 7/94 to 9/97. He is now a Senior Fellow (non-resident) of the Brookings Institution and consultant and entrepreneur. He serves on the Board of Directors of UOL Publishing, Inc. Prior to being appointed by President Clinton to the SEC, he was a partner in the Washington DC law firm of Covington & Burling, where he practiced primarily securities and corporation law. Education: MS and BS degrees from MIT; law degree from Columbia University.

CANDIDATE HOWARD N. NEWMAN

      Newman, 62, is a former head of the federal Medicare and Medicaid programs who has also had substantial experience in the management of health care institutions. He is currently a professor in the Health Policy and Management program at the Robert F. Wagner Graduate School of Public Service at New York University, where he served as Dean from 1988-94.

      Newman served as Administrator of the Health Care Financing Administration (Medicare/Medicaid) from 7/80-1/81 and was Commissioner of the Medical Services Administration (Medicaid) from 2/70-8/74. He was the first President of the Dartmouth-Hitchcock Medical Center in Hanover, NH in 1974-80, an administrator at Pennsylvania Hospital (Philadelphia) in 1965-70, an administrator at Roosevelt Hospital (NY) in 1957-65. Educational degrees: BA & MBA from Dartmouth College, MS in hospital administration from Columbia University, JD from Temple University. Newman is an elected member of the Institute of Medicine of the National Academy of Science and of the National Academy of Social Insurance. He was a partner in the Washington DC office of the law firm Powell, Golstein, Frazer and Murphy where he practiced health care law prior to joining the faculty at New York University.

SUPPORT THESE HIGHLY QUALIFIED CANDIDATES

      The SEIU National Industry Pension Fund, a member Fund of the SEIU Master Trust, is also one of a dozen institutional shareholders which are named plaintiffs in the pending derivative suit against present and former Columbia/HCA officers and directors. That suit, McCall et al vs. Richard L. Scott et al, alleges that the defendants caused or recklessly ignored the actions which led to Columbia/HCA being exposed to financial risk from the Medicare and Medicaid fraud investigations now being conducted. Medicare and Medicaid account for more than 40% of Columbia/HCA revenues.

      Columbia/HCA's share price has dropped by 30%, from $42 3/8 on March 19, 1997 (just before the FBI raids became public knowledge) to $29 1/2 on March 11, 1998.

      These candidates give shareholders an opportunity to vote for highly-qualified directors independent of management, rather than settling for the Board's hand-picked candidates. In light of the ongoing fraud investigation of the Company, we believe Board independence is crucial to restoring the Company's relations with shareholders, regulators and consumers.

      Seven current directors are defendants in the derivative action: Thomas Frist (Chairman and CEO); R. Clayton McWhorter (former Chairman of Columbia, former Chairman and CEO of HealthTrust and former President and COO of HCA); Magdalena Averhoff M.D. (physician investor at Columbia's Cedars Medical Center in Miami); Frank Royal M.D. (physician with admitting privileges at a Columbia hospital); T. Michael Long (partner, Brown Brothers Harriman); William Young (owner, horse breeding and warehousing companies), and Donald MacNaughton (former Chairman and CEO of HCA). The only current directors not named in the lawsuit are Carl Reichardt (former Chairman and CEO of Wells Fargo); and Sister Judith Ann Karam (representative of a religious healthcare organization involved in a joint venture with the Company).

      The four directors whose terms will expire at the 1998 meeting are Long, Young, Reichardt and MacNaughton. They are/are not running for reelection [If not running: The incumbent Board has nominated [insert names]. We do not oppose the election of [insert two best Company nominees].] However, we urge you to vote for Newman and Wallman instead of the other two nominees because (1) Newman and Wallman are independent, highly qualified and have the experience we believe the Company needs; (2) Newman's experience heading federal agencies which provide more than 40% of the Company's revenue, administering hospitals and training hospital administrators equips him to make an important contribution to solving the company's legal and operational problems; (3) Wallman's SEC and securities law experience equips him with the knowledge and experience needed to serve as an independent shareholder advocate; (4) Both are willing to devote the necessary time to the Company; they are not torn with loyalties to many other boards.

      We incorporate by reference all further information concerning the directors election contained in the Company's 1998 proxy statement. We cannot offer assurance that the Company's nominees will serve if elected with the Committee's nominees.

II. PROPOSAL TO BE VOTED ON BY SHAREHOLDERS

      PROPOSAL TO GIVE EQUAL ACCESS TO THE COMPANY'S PROXY CARD
      AND PROXY STATEMENT FOR ALL DULY-NOMINATED CANDIDATES FOR
      DIRECTOR

      "RESOLVED, that Article II, Section 11 of the Company's bylaws be added to provide:

      11. Equal Access to Proxy Statement and Proxy Card. Management's proxy statement shall contain the same types and amounts of information about each duly-nominated candidate for director. Any and all proxy solicitation materials paid for by the Company, including oral solicitations, shall contain the same types and amount of information about each duly-nominated candidate for director. "Duly-nominated candidate for director" means any person who has been nominated as a candidate for director of the Company in accordance with the provisions of these bylaws or the Articles of Incorporation applicable to nomination of candidates for director, without regard to whether the person has been nominated by, or has been endorsed or approved by, the Board of directors or any committee of the Board, or whether the person has been nominated by a shareholder."

     Management opposes this proposal. This was predictable, because the amendment would give shareholders a real choice in the election of directors instead of only rubber-stamping management's candidates.

      Columbia management admits that the reason for its opposition is that the amendment would give shareholders choices -- too many choices, management argues. Management asserts that thousands of candidates might be nominated, which would make the proxy statement and card too complicated. This is only wild, baseless speculation. There is no evidence that any substantial number of people have sought to become directors of Columbia. In fact, other than candidates Newman and Wallman, we do not know of any other shareholder-nominated candidates for director in the history of the Company.

      Moreover, the amendment would limit access to the Company's proxy statement and card to only those candidates duly-nominated in accordance with the Company's bylaws, a fact management neglects to mention in its opposition.

      Another specter raised by management is the notion that the proxy statement will become a soapbox for candidates. The proposed amendment, however, requires only that "the same types and amounts of information" be given about each candidate. The Company could limit information to the basic data required by SEC rules, as it has done in the past. But if management were to choose to make the proxy statement a place for its candidates to express their views, equal time would have to be given to all duly-nominated candidates.

      What could be fairer?

      We incorporate by reference the further information in the Company's proxy statement on the shareholder proposals set for shareholder vote.

III. VOTING RIGHTS AND PROCEDURES

      The proxy card sent to you by the Company does not provide a voting box for Wallman & Newman: you may wish to write in their names, although we cannot offer any assurance as to whether the Company will count such vote.

**    You may vote on the proxy card enclosed herewith if you are the "record holder" of the stock (meaning that your stock is held in your own name). Most shareholders are not actually "record holders" but instead hold through their broker, bank, or another nominee -- which then has the responsibility of voting clients' stock after obtaining instructions. Contact the record holder of your stock for more information about how to vote for our candidates or proposals. [**All paragraphs marked with ** will be omitted in solicitations sent through ADP, brokers, or other nominees.]

      We will keep all proxy cards we receive confidential until the meeting, unless ordered otherwise by a court.

      You can readily change your vote if you have already voted.
A proxy can be revoked at any time prior to its being counted at the meeting by (1) executing a later dated proxy card; (2) appearing at the meeting to vote, or (3) delivering the proxyholder or the Company's secretary written notice of revocation prior to the date of the meeting. The Company's offices are at One Park Plaza, Nashville TN 37203; telephone
(615) 344-9551.

      The enclosed proxy card grants no discretionary authority: the Committee will vote as you instruct us, and if matters come before the meeting which are not set forth in the Company's proxy statement or this proxy statement (which we do not anticipate, as the Company's Certificate requires advance notice of any matter to be presented), we will not vote your shares on those matters. If you sign the enclosed card but do not direct us how to vote on the proposal we will vote FOR the proposals and FOR
election of Newman and Wallman.   All holders of common stock as
of _______________[record date] are entitled to vote. The directors will be elected by plurality of shares voted for each seat open. The affirmative vote of 75% of the outstanding stock is required to enact the proposal. We incorporate herein by reference the discussion in the Company's proxy statement of voting requirements and outstanding securities.

IV. SOLICITATION

      The participants in this solicitation will be the New Columbia Shareholder Committee, Newman, Wallman, the SEIU Master Trust (a trust for pension funds jointly administered by SEIU officials and employers of SEIU members), and the Service Employees International Union ("SEIU"). The Committee was formed by the Trust and SEIU for the purposes of this solicitation and welcomes additional members. The Trust now owns about 47,200 shares of the Company's common stock for SEIU National Industry Pension Fund and other funds. In the past two years, the Trust has had more than 60 transactions in company stock, having owned 121,200 shares as of 12/31/95. The SEIU National Industry Pension Fund is one of the plaintiffs in the pending derivative suit against current and former officers and directors of the Company seeking a recovery for the Company. Other plaintiffs include more than 10 public pension systems, including New York State Common Retirement Fund and five New York City Employee funds. The SEIU Master Trust has proposed a shareholder resolution to give equal access to the Company's proxy card and proxy statement for all duly-nominated candidates for director. SEIU will bear the costs of this solicitation, which are estimated at $30,000, which may include use of a professional solicitor, and include the provision of counsel to the candidates. It will not seek reimbursement from the Company. In addition, its regular staff will solicit proxies, for which they will receive no added compensation. The persons named in the proxy card are SEIU President Andrew L. Stern and SEIU Assistant Research Director Steve Askin. Proxies will be sought by mail, fax, telephone and personal interview. Neither Newman nor Wallman have worked for or received any compensation from any other participant. SEIU has agreed to indemnify them from expenses and claims arising from this solicitation. They have no agreements or other arrangements with anyone about their conduct as director if elected, nor about future transactions involving the Company, nor regarding future employment by the Company. None of the participants have any understandings or arrangements with anyone with respect to the Company's securities. Newman and Wallman do not own Company stock and have not had any transactions in the Company's stock or with Company. Local unions affiliated with SEIU represents about 1000 Company employees. The Company reported as of 12/96 it had about 285,000 employees and 13 hospitals with some union representation. SEIU locals regularly engage in negotiations over contracts at different facilities and currently are doing so for the Company's Los Robles facility (about 350 employees) and recently negotiated a successor agreement at the Metrowest facility. SEIU is currently engaged in an organizing effort at the Company's Sunrise hospital in Las Vegas. None of these facilities are on strike. Newman's business address: 4 Washington Square North, Room 33, New York University, New York NY 10003. Wallman's business address: 9332 Ramey Lane, Great Falls VA 22066-2025.

V.    EXECUTIVE COMPENSATION/SECURITY OWNERSHIP OF DIRECTORS AND
EXECUTIVE OFFICERS

      We incorporate herein by reference the information on these matters contained in the Company's proxy statement.

VI. PROPOSALS FOR FUTURE MEETINGS

      The deadline for submitting such proposals for inclusion in the proxy statement for the 1999 annual meeting will be December
__ __, 1998.

VOTE NEWMAN & WALLMAN FOR COLUMBIA/HCA BOARD OF DIRECTORS

**IF YOU ARE A RECORD OWNER (I.E., YOU DO NOT OWN THROUGH
A BROKER, BANK OR OTHER NOMINEE), PLEASE RETURN THE ENCLOSED
PROXY CARD TO:
                  New Columbia Shareholder Committee
                  1343 L Street, N.W.
                  Washington D.C.
                  Fax 202-898-3309

SOLICITED BY NEW COLUMBIA SHAREHOLDER COMMITTEE for ANNUAL MEETING OF COLUMBIA/HCA SHAREHOLDERS
May 14, 1998

**FOR USE BY SHAREHOLDERS OF RECORD ONLY; DO NOT USE IF YOU OWN
THROUGH A BROKER, BANK OR OTHER NOMINEE (CONTACT US FOR HELP IN
GETTING A CARD FROM THEM)

     The undersigned shareholder hereby appoints Andrew L.
Stern and Steven Askin proxies with full power of substitution to vote for the undersigned at Columbia/HCA's 1998 annual meeting, and at any adjournments thereof, on the matters set forth in the Proxy Statement. The undersigned hereby directs this proxy be voted in accordance with the instructions herein and grants no discretionary authority. If not marked otherwise, this proxy will be voted FOR the shareholder proposals and FOR election of Newman and Wallman.

I. ELECTION OF DIRECTORS:

New Columbia Committee nominees: Steven M.H. Wallman, Howard N.
Newman

[  ] FOR all nominees

[  ] WITHHOLD AUTHORITY for all nominees

Instruction: To withhold authority to vote for election of one or more persons nominated above by the New Columbia Shareholder
Committee, mark FOR above and cross out name(s) of persons with respect to whom authority is withheld.

Company Nominees
The New Columbia Shareholder Committee intends to use this proxy to vote for persons who have been nominated by Columbia/HCA Healthcare Corporation to serve as directors, other than the company nominees listed below. You may withhold authority to vote for one or more additional company nominees, by writing the name of the nominee(s) below. You should refer to the Company's proxy statement and card for information concerning the company's nominees.

The Committee cannot offer assurances that the Company's nominees will serve if elected with the Committee's nominees.

Company nominees with respect to whom the Committee is not seeking authority to vote for and WILL NOT exercise any such authority:
________ and _________

Write in below the names of any additional company nominees
for which authority to vote is withheld:
_________________________________

II. PROPOSALS TO BE VOTED ON BY SHAREHOLDERS



A   PROPOSAL TO GIVE EQUAL ACCESS TO THE COMPANY'S PROXY CARD
    AND PROXY STATEMENT TO ALL DULY-NOMINATED CANDIDATES FOR
    DIRECTOR

    FOR [   ]   AGAINST [   ]     ABSTAIN [   ]

We recommend a vote FOR.

B   DECLASSIFICATION OF BOARD OF DIRECTORS (ANNUAL ELECTION OF
    ALL DIRECTORS)

    FOR [   ]   AGAINST [   ]   ABSTAIN [  ]



PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE SELF-ADDRESSED
ENVELOPE.  PERSONS SIGNING IN REPRESENTATIVE CAPACITY SHOULD
INDICATE AS SUCH.  IF SHARES ARE HELD JOINTLY, BOTH OWNERS
SHOULD SIGN.

SIGNATURE ________________________________   DATE ___________

PRINT NAME ________________________________

ADDRESS _____________________________________________________

___________________      ___________    __________________
ACCOUNT NO./SSN          # OF SHARES    TEL. NO./FAX NO.